Exhibit 10.2

SEQUA CORPORATION

2003 DIRECTORS' STOCK AWARD PLAN

(As Amended January 25, 2007)

I.

PURPOSE

The purpose of the 2003 Directors’ Stock Award Plan (the “Plan”) is to encourage and enable members of the Board of Directors of Sequa Corporation (the “Company”) who are not employed by the Company or any of its subsidiaries or affiliates (“Eligible Directors”) to acquire a proprietary interest, or increase an existing interest, in the Company through ownership of common stock of the Company.  Such ownership will provide such Eligible Directors with a more direct stake in the future welfare of the Company and encourage them to remain with the Company.

II.

ADMINISTRATION OF THE PLAN

(a)

The Plan shall be administered by the Board of Directors of the Company (the “Board”).

(b)

Subject to the provisions of the Plan, the Board shall have full and final authority in its discretion (i) to determine the Eligible Directors to be granted options and/or restricted stock, (ii) to determine the time or times when each option and each restricted stock award will be granted, (iii) to determine the number of shares subject to each option and the number of shares covered by each restricted stock award, (iv) to determine the option price of the shares subject to each option, which shall not be less than the minimum specified in subparagraph 5(a) hereof, (v) to determine the time or times when each option will become exercisable and the duration of the exercise period, (vi) to prescribe the terms and provisions of agreements, which need not be identical, evidencing options (“Stock Option Agreements”) and restricted stock (“Restricted Stock Agreements”) granted hereunder, (vii) to adopt, amend and rescind such rules and regulations as the Board deems advisable in the administration of the Plan, (viii) to construe and interpret the Plan, the rules and regulations adopted hereunder and the Stock Option Agreements and Restricted Stock Agreements, and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

III.

SHARES OF STOCK SUBJECT TO THE PLAN

(a)

Except as provided in subparagraph 3(b) hereof, the number of shares that may be issued or transferred pursuant to the exercise of options or pursuant to the grant of restricted stock awards under this Plan shall not exceed 50,000 shares of the Company’s Class A Common Stock (“Class A Common Stock”).  Such shares may be authorized and unissued shares or previously issued shares acquired or to be acquired by the Company and held in treasury.  Any share subject to an option which for any reason expires or is terminated unexercised as to such share shall again be available for award under this Plan.  Any share subject to a restricted stock award which for any reason is forfeited or terminated shall again be available for award under this Plan.

(b)

In the event that the Board shall determine that any dividends in shares of Class A Common Stock, split of Class A Common Stock, reverse split, recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects shares of Class A Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Directors under the Plan, then the Board shall make such equitable changes and adjustments as it deems appropriate in (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding options and restricted stock awards under the Plan, and (iii) the option price of shares covered by options.  Any new or additional shares of Class A Common Stock or other securities received by virtue of such adjustment to a restricted stock award shall be subject to the same terms, conditions and restrictions as the shares of restricted stock giving rise to such adjustment.

IV.

DURATION OF THE PLAN

Subject to the provisions of paragraph 8 hereof, the Plan shall remain in effect until all shares subject or which may become subject to the Plan shall have been purchased pursuant to the exercise of options or issued pursuant to restricted stock awards granted under the Plan, provided that no options or restricted stock awards may be granted after December 10, 2013.

V.

OPTIONS

Options shall be evidenced by Stock Option Agreements in such form, not inconsistent with the Plan, as the Board shall approve from time to time, which agreements shall be consistent with the following terms and conditions.

(a)

Option Price.  The purchase price under each option shall be not less than 100% of the fair market value of the Class A Common Stock on the date the option is granted.

 (b)

Medium and Time of Payment.  Stock purchased pursuant to a Stock Option Agreement shall be paid for (1) entirely in cash at the time of purchase, (2) entirely in shares by tendering and delivering to the Company shares of the Class A Common Stock or Class B Common Stock of the Company (“Class B Common Stock”) owned beneficially by the optionee and having an aggregate market value equal to the aggregate cash exercise price applicable to the optionee’s option, (3) partly in cash and partly in shares of Class A Common Stock or Class B Common Stock, or (4) by means of deferred payment from the proceeds of sales through a broker on the exercise date of some or all of the shares to which such exercise relates.  The market value per share of such stock shall be the last sales price of the Class A Common Stock or Class B Common Stock, as the case may be, on the New York Stock Exchange on the day preceding the day on which the option is exercised (or if such stock was not traded on that date, then on the next preceding date on which such stock was traded).  Upon receipt of payment, the Company shall, without stock transfer tax to the optionee or other person entitled to exercise the option, deliver to the person exercising the option a certificate or certificates for such shares.  No shares of Class A Common Stock or Class B Common Stock shall be accepted as full or partial payment for the exercise of an option hereunder unless such securities have been beneficially owned for a period of not less than one year by the person tendering them for payment.

(c)

Waiting Period and Term.  No options may be exercised during the first twelve months of their respective terms other than in the event that death of the grantee occurs prior to the expiration of the twelve-month period.  No option may be exercised after the expiration of ten (10) years from the date of grant of such option.

(d)

Partial Exercise.  Partial exercise will be permitted from time to time, provided that no partial exercise may result in the issuance or transfer of less than one hundred (100) shares of Class A Common Stock.

(e)

Rights as a Stockholder.  A recipient of options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to him or her for such shares.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

(f)

Non-Assignability of Options.  No option shall be assignable or transferable by the recipient except by will or by the laws of descent and distribution.  During the life of the recipient, options shall be exercisable only by him or her.

(g)

Effect of Termination of Status as a Director.  An Eligible Director shall be deemed to have terminated his or her status as a director of the Company in a “Qualifying Termination” if the Eligible Director:

(i)

Dies while in office,

(ii)

Becomes mentally or physically disabled while in office and is unable as a result thereof to continue as a director of the Company,

(iii)

Is not requested and/or nominated to run for reelection to the Board by a majority of the other directors, or

(iv)

Runs for reelection to the Board but fails to be reelected by a plurality of the aggregate votes cast, in accordance with Article II, Section 3, of the Company’s Bylaws.

In the event that an Eligible Director’s status as a director of the Company terminates in a Qualifying Termination other than by reason of death, the Eligible Director’s unexercised options (or portions thereof) shall expire on the date of Qualifying Termination, except for unexercised options (or portions thereof) that were exercisable on the date of Qualifying Termination, which shall expire unless exercised within a period of one year after the date of Qualifying Termination.  In the event of the death of an optionee within the one-year period following Qualifying Termination, unexercised options (or portions thereof) that were exercisable on the date of Qualifying Termination shall be exercisable by his or her personal representatives, heirs or legatees at any time prior to the expiration of one (1) year from the date of his or her death.  In the event of the death of an optionee while a director of the Company, unexercised options ( or portions thereof), whether or not they were exercisable on the date of death, shall be exercisable by his or her personal representatives, heirs or legatees at any time prior to the expiration of one (1) year from the date of his or her death.  In no event, however, shall an option be exercisable after the expiration of ten (10) years from the date the option was granted.  In the event that an Eligible Director’s status as a director of the Company terminates for any reason other than a “Qualifying Termination,” the Eligible Director’s unexercised options (or portions thereof) shall expire on the date of termination of the Eligible Director’s status as a director of the Company.

VI.

RESTRICTED STOCK

(a)

Grants of Restricted Stock.  There shall be granted on January 15 of each calendar year beginning with 2004 (or if that day is not a business day, on the next succeeding business day) to each person who is an Eligible Director on the date of grant a number of shares of restricted stock having a market value equal to $10,000 (rounded to the nearest whole number of shares), unless the Board determines in its discretion prior to the grant date that a greater or lesser number of shares of restricted stock, or no shares of restricted stock, will be granted on that date.  For this purpose, the market value of a share of restricted stock shall be the last sales price of the Class A Common Stock on the New York Stock Exchange on the day preceding the date of grant (or, if such stock was not traded on that date, then on the next preceding date on which the stock was traded).  The Board shall have the full and final authority to grant shares of restricted stock to Eligible Directors at other times and in other amounts.

(b)

Restrictions on Restricted Stock.  All shares of restricted stock granted to an Eligible Director under this Plan shall be restricted as follows and may not be transferred, pledged, assigned, sold or otherwise disposed of while any of such restrictions remain in force.  Unless otherwise provided in the applicable Restricted Stock Agreement or the resolutions of the Board granting the award of restricted stock, such restrictions shall remain in force until the first anniversary of the date of grant of the restricted stock award.

(c)

Termination of Restrictions on Stock.  Notwithstanding the provisions of subparagraph 6(b) hereof, the applicable restrictions as set forth in subparagraph 6(b) hereof shall immediately terminate, and the previously restricted Class A Common Stock may thereupon be transferred, pledged, assigned, sold or otherwise disposed of, with respect to an Eligible Director whose status as a director of the Company terminates in a Qualifying Termination (as defined in subparagraph 5(g) hereof).

(d)

Forfeiture of Stock.  An Eligible Director will forfeit all Class A Common Stock that has been issued to him or her under the Plan and that remains restricted in the event that his or her status as a director of the Company terminates for any reason other than a Qualifying Termination (as defined in subparagraph 5(g) hereof).

(e)

Legending of Stock Certificates.  All certificates representing restricted stock issued pursuant to the Plan shall contain the following legend:

The transferability of this certificate and the shares of stock represented hereby are restricted by and subject to the terms and conditions (including forfeiture) of Sequa Corporation’s 2003 Directors’ Stock Award Plan.  Copies of such Plan are on file in the offices of Sequa Corporation, 200 Park Avenue, New York, New York.

(f)

Delivery and Return of Stock Certificates.  Certificates for Class A Common Stock issued pursuant to the Plan shall be issued in the name of the applicable Eligible Director on such date or dates during the first year of the restriction period as shall be determined by an appropriate officer of the Company and shall be held by the Company until the restriction period has expired pursuant to subparagraphs 6(b) and 6(c) hereof.  Thereafter, a certificate shall be delivered, without stock transfer tax, to the applicable Eligible Director.  Initially, such certificates shall be legended when issued in accordance with subparagraph 6(e) hereof.  At the time a certificate is delivered to an Eligible Director, it shall be unlegended.

(g)

Rights as a Stockholder.  Subject to the restrictions hereunder, an Eligible Director shall, during the period in which any Class A Common Stock issued under the Plan is restricted, have all of the rights of a stockholder with respect to such stock, including, without limitation, the right to vote the shares in any matter with respect to which the stock is permitted to be voted and to collect all dividends that may be paid thereon.

VII.

LEGAL RESTRICTIONS

All Class A Common Stock issued under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares issuable hereunder upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue or transfer of shares hereunder, such shares may not be issued or transferred unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

VIII.

AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN

(a)

Subject to subparagraph 8(b) hereof, the Board may at any time amend, modify or terminate the Plan in any respect; provided, however, that no such action may affect the restrictions, terms and conditions applicable to Class A Common Stock or options previously issued under the Plan without the consent of the applicable Eligible Director.

(b)

Any increase in the number of shares of Class A Common Stock that may be issued or transferred under the Plan (except as contemplated by subparagraph 3(b) hereof) and any other amendment or modification of the Plan for which stockholder approval is required under any applicable law or applicable rule or regulation of any governmental regulatory body or under the rules of any stock exchange on which the Class A Common Stock is listed shall be subject to the approval of the Company’s stockholders.

IX.

EFFECTIVE DATE OF PLAN

The effective date of the Plan shall be December 11, 2003, subject, however, to the approval of the Plan by a majority of votes cast at the annual meeting of the stockholders of the Company held in 2004, provided that the total vote cast represents over fifty percent (50%) in interest of all stock of the Company entitled to vote.  Options and restricted stock may be granted pursuant to the Plan prior to such approval by stockholders, provided, however, that if the Plan is not approved by stockholders as aforesaid, all such grants shall become null and void.

X.

GOVERNING LAW

The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be construed and enforced in accordance with the laws of the State of New York, without regard to principles of conflict of laws.